Exhibit 99.1

MARA and EDF Pulse Ventures Sign Investment Agreement in Subsidiary Exaion to Expand MARA’s Global AI/HPC Capabilities

Miami, FL, August 11, 2025 – MARA Holdings, Inc. (NASDAQ: MARA) (“MARA”), a leading digital energy and infrastructure company, and EDF Pulse Ventures, the corporate venture of EDF, one of the world’s largest low-carbon energy producers, today announced the signing of an investment agreement allowing MARA to acquire a 64% stake in Exaion, a subsidiary of EDF. The agreement provides MARA the option to increase its ownership in Exaion up to 75% by 2027.

Exaion develops and operates high-performance computing (“HPC”) data centers and provides secure cloud and AI infrastructure in partnership with key players such as NVIDIA, Deloitte, and 2CRSI. Founded to provide secure, high-performance cloud solutions, Exaion meets the standards required by enterprise and public-sector clients. After completion of the transaction, MARA would become a strategic shareholder, and Exaion would transition to a larger-scale international commercial deployment. By integrating Exaion’s platform, operations, and engineering expertise, MARA expects to expand its capabilities into AI/HPC infrastructure development and better serve the growing demand for secure cloud solutions.

As part of the transaction, EDF would remain a client of Exaion and retain a minority interest, demonstrating its confidence in Exaion’s strategy and long-term growth prospects.

“Our partnership with Exaion would bring together two global leaders in data center development and digital energy,” said Fred Thiel, MARA’s Chairman and CEO. “As data protection and energy efficiency become top priorities for both governments and enterprises, MARA and Exaion’s combined expertise would enable us to deliver secure and scalable cloud solutions built for the future of AI.”

“Since its creation in 2020, EDF Pulse Ventures has supported Exaion’s growth and the development of its cutting-edge digital technologies. This transaction would mark a new chapter, as Exaion would join forces with a seasoned global tech partner, while maintaining a collaborative relationship with the EDF Group. It would be a major opportunity for Exaion to accelerate both its technological and international development,” said Julien Villeret, Head of Innovation at EDF Group.

Under the terms of the agreement, MARA would invest approximately $168 million in cash upfront to acquire a 64% stake in Exaion, with the opportunity to invest another approximately $127 million to acquire an additional 11% of Exaion, contingent upon certain milestones being met.

The transaction is expected to close in or around Q4 2025, subject to satisfying conditions precedent and obtaining the relevant regulatory approvals.

Darrois Villey Maillot Brochier is serving as legal advisor to MARA. Stifel Financial Corp. is serving as financial advisor and Coblence avocats is serving as legal advisor to Exaion. Ashurst is serving as legal advisor to EDF Pulse Ventures.

About MARA

MARA (NASDAQ:MARA) deploys digital energy technologies to advance the world’s energy systems. Harnessing the power of compute, MARA transforms excess energy into digital capital, balancing the grid and accelerating the deployment of critical infrastructure. Building on its expertise to redefine the future of energy, MARA develops technologies that reduce the energy demands of high-performance computing applications, from AI to the edge. Learn more at www.mara.com.

About Exaion

Exaion is a subsidiary of the EDF Group, created through its EDF Pulse Incubation program. The company develops high-performance, innovative, and trusted digital services. Aligned with EDF Group’s purpose (raison d’être), Exaion supports businesses in their digital transformation with a responsible and sustainable approach.

About EDF

The EDF Group is a key player in the energy transition, as an integrated energy operator engaged in all aspects of the energy business: power generation, distribution, trading, energy sales and energy services. The Group is a world leader in low-carbon energy, with an output of 520TWh 94% decarbonised and a carbon intensity of 30gCO2/kWh, a diverse generation mix based mainly on nuclear and renewable energy (including hydropower). It is also investing in new technologies to support the energy transition. EDF’s raison d’être is to build a net zero energy future with electricity and innovative solutions and services, to help save the planet and drive well-being and economic development. The Group supplies energy and services to approximately 41.5 million customers(1) and generated consolidated sales of €118.7 billion in 2024.

EDF Pulse Ventures identifies new activities and innovative solutions led by start-ups in which the EDF Group wishes to invest as part of a corporate venture capital (CVC) approach to help build a carbon-neutral future. The investments are made via EDF Pulse Holding, a venture capital and support structure dedicated to innovation

Investor Notice

Investing in MARA’s securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under the heading “Risk Factors” in MARA’s most recent annual report on Form 10-K and any other periodic reports that MARA may file with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks were to occur, MARA’s business, financial condition or results of operations would likely suffer. In that event, the value of MARA’s securities could decline, and you could lose part or all of your investment. The risks and uncertainties MARA describes are not the only ones facing MARA. Additional risks not presently known to MARA or that MARA currently deems immaterial may also impair MARA’s business operations. In addition, MARA’s past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Forward-Looking Statements” below.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical fact, included in this press release are forward-looking statements. The words “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” “target” and similar expressions or variations or negatives of these words are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among other things, statements related to the ability of the parties to consummate the pending acquisition of Exaion; satisfaction of the conditions precedent to the consummation of the pending acquisition of Exaion, including the receipt of required regulatory approvals; MARA’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the pending acquisition of Exiaon; and MARA’s strategy, future operations, growth opportunities and expansion into adjacent markets. Such forward-looking statements are based on management’s current expectations about future events as of the date hereof and involve many risks and uncertainties that could cause MARA’s actual results to differ materially from those expressed or implied in its forward-looking statements. Subsequent events and developments, including actual results or changes in MARA’s assumptions, may cause MARA’s views to change. MARA does not undertake to update its forward-looking statements except to the extent required by applicable law. Readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements. MARA’s actual results and outcomes could differ materially from those included in these forward-looking statements as a result of various factors, including, but not limited to, the factors set forth under the heading “Risk Factors” in MARA’s most recent annual report on Form 10-K and any other periodic reports that MARA may file with the SEC.

MARA Media Contact:

Email: mara-jf@joelefrank.com

EDF Media Contact

service-de-presse@edf.fr / +33 1 40 42 46 37